Exhibit 99.1

                     WaMu Mortgage Pass-Through Certificates
                                 Series 2004-AR6

                               Marketing Materials

                          $[658,399,000] (Approximate)

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

                             RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
and not by the issuer of the securities or any of its affiliates. Greenwich
Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change.
The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus
Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                          Date Prepared: May [18], 2004

            WaMu Mortgage Pass-Through Certificates, Series 2004-AR6

            $[658,399,000] (Approximate, Subject to +/- 10% Variance)

                          Publicly Offered Certificates
                   Adjustable Rate Residential Mortgage Loans

                  Principal            WAL (Yrs)           Pmt Window
                   Amount                 To                 (Mths)          Interest                             Expected Ratings
 Class (1)       (Approx.)          Call/Mat (2)       To Call/Mat (2)       Rate Type       Tranche Type           [Moody's/S&P]
 ---------       ----------         -------------      ---------------       ---------       ------------           -------------

     A              $658,399,000     3.77 / 3.94        1-145 / 1-479      Variable (3)         Senior                 Aaa/AAA
------------ -------------------- ------------------ --------------------- -------------- -------------------- --------------------
     R                      $100                                                            Senior/Residual            Aaa/AAA
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
   X (4)                Notional                                                               Senior IO               Aaa/AAA

                                               Information Not Provided Hereby
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B1               $14,979,000                                                              Subordinate              Aa2/AA
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B2                $8,012,000                                                              Subordinate               A2/A
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B3                $4,528,000                                                              Subordinate             Baa2/BBB
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B4                $4,528,000                                                              Subordinate              Ba2/BB

                                                 Privately Offered Certificates
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B5                $3,832,000                                                              Subordinate               NR/B
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
    B6                $2,440,722                                                              Subordinate               NR/NR
------------ -------------------- ------------------------------------------------------- -------------------- --------------------
  Total:          $[696,718,822]
------------ -------------------- --------------------------- ---------------------- --------------------------- ------------------

(1)  Distributions on the Class A, Class X and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.
(2)  WAL and Payment Window for the Class A Certificates are shown to the Option
     Call Date (as described herein) and to Maturity.
(3)  On each Distribution Date, the Certificate Interest Rate for the Class A
     Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call
     Date), (ii) the Net WAC Cap (as defined herein) and (iii) [10.50%].
(4)  The Class X Certificates will consist of one interest only component and one principal only component. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage
     Loans. It will accrue interest on its notional balance on each Distribution
     Date at a Certificate Interest Rate equal to the excess of the (i) weighted average Net Mortgage Rate of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class X Certificates), multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (excluding the principal balance of the principal only component of the Class X
     Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage
     Loans as of the first day of the month prior to such Distribution Date. The principal only component of the Class X Certificates will have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Deferred Interest from the Mortgage Loans allocated to the related principal only component of the Class X Certificates, as described herein.

                             RBS GREENWICH CAPITAL

Depositor and Master Servicer: Washington Mutual Mortgage Securities Corp.
("WMMSC").

Servicer:  Washington Mutual Bank, FA ("WMBFA").

Co-Lead Managers:  Greenwich Capital Markets, Inc and WaMu Capital Corp.

Co-Manager:  Bear Stearns & Co. Inc.

Trustee:  Deutsche Bank National Trust Company.

Rating Agencies: Moody's and S&P will rate the Certificates, except the Class
B-5 and B-6 Certificates. The Class B-5 Certificates will be rated by Standard &
Poor's only. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this
Preliminary Term Sheet.

Cut-off Date:  May 1, 2004.

Expected Pricing Date:  On or about May [20], 2004.

Closing Date:  On or about May 26, 2004.

Distribution Date: The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Servicing Fee: [0.375]% per annum of the principal balance of each Mortgage
Loans.

Master Servicing Fee: [0.050]% per annum of the principal balance of each
Mortgage Loans.

Certificates: The "Senior Certificates" will consist of the Class A, the Class X
Certificates and the Class R Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class
B-6 Certificates. The Senior Certificates and the Subordinate Certificates are
collectively referred to herein as the "Certificates." The Class A and the
Subordinate Certificates are collectively referred to herein as the "LIBOR
Certificates." The Class A Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest: The price to be paid by investors for the Class A Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class X Certificates will include [25] days of accrued interest.

                             RBS GREENWICH CAPITAL

Interest Accrual Period: The interest accrual period for the Class A
Certificates for a given Distribution Date will be the period beginning the 25th day of the month immediately preceding the month during which Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24th day of the month during which such Distribution Date occurs
(on a 30/360 basis). The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration: The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
System.

Federal Tax Treatment: It is anticipated that the Class A Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class R
Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility: The Class A Certificates are expected to be ERISA eligible.
Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment: The Senior Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination: The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.

                             RBS GREENWICH CAPITAL

Mortgage Loans: As of May 1, 2004, the aggregate principal balance of the mortgage loans described herein is approximately $[696,718,823] (the "Mortgage
Loans"). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years. All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of generally 1 or 3 months)
based upon an Index rate of the 12-month moving average of the monthly yield on
United States treasury securities adjusted to a constant maturity of one year
(the "MTA"). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the "Negative Amortization
Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred
Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement: Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and
Class B-6 Certificates, initially [5.50]% total subordination.

                             RBS GREENWICH CAPITAL

Shifting Interest: Until the first Distribution Date occurring after [May 2014], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Class A Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the
Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

            Periods:                       Unscheduled Principal Payments (%)
            --------------------           ----------------------------------
            June 2004 - May 2014              0% Pro Rata Share
            June 2014 - May 2015             30% Pro Rata Share
            June 2015 - May 2016             40% Pro Rata Share
            June 2016 - May 2017             60% Pro Rata Share
            June 2017 - May 2018             80% Pro Rata Share
            June 2018 and after             100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the
Subordinate Certificates doubles (from the initial credit enhancement)
unscheduled principal payments will be paid to the Class A Certificates and
Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the
Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in
[June 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the
Distribution Date in [June 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

  In the event the current senior percentage (aggregate principal balance of the
Class A Certificates, divided by the aggregate principal balance of the Mortgage
Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the
Class A Certificates will receive all unscheduled prepayments for the Mortgage
Loans, regardless of any prepayment percentages.

Net Mortgage Rate: The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net WAC Cap: The "Net WAC Cap" for the LIBOR Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans.

                             RBS GREENWICH CAPITAL

Carryover Shortfall Amount: If on any Distribution Date, the Certificate
Interest Rate for the Class A Certificates is greater than or equal to the Net
WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the Certificate Interest
Rate for such Class (without giving effect to the related Net WAC Cap) over (b)
the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates
(and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the "Carryover
Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Deferred Interest allocable to the Class X Certificates).

Available Funds Rate: The "Available Funds Rate" for any Distribution Date is a
rate, expressed as a fraction, the numerator of which is equal to the product of
(i) the amount of interest distributions accrued on the Mortgage Loans on the basis of the weighted average Net Mortgage Rate, less Deferred Interest and (ii)
12 and the denominator of which is the aggregate principal balance of the
Mortgage Loans prior to such distribution date.

Deferred Interest: The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such
Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

The amount of current interest on the Certificates will be reduced by the
Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date for which the Net WAC Cap exceeds the Available Funds
Rate, the excess will first result in a deferral of interest accrued on the
Class X Certificate for the related Interest Accrual Period and a corresponding increase in the principal balance of the principal only component of the Class X
Certificate. In addition, if, for any Distribution Date and any Class of LIBOR
Certificate, the Certificate Interest Rate for the related Interest Accrual
Period exceeds Available Funds Rate, the excess will represent an allocation of
Deferred Interest to such Class that will increase the Principal Amount of such
Class.

Yield Maintenance Agreements: On the Closing Date, the Trustee will enter into a
"Yield Maintenance Agreement", or "YMA", with a counterparty (the
"Counterparty") for the benefit of each of the Class A Certificates. The notional balance of the Yield Maintenance Agreements and the strike rates are in the tables below. The notional balance of the YMA for the Class A Certificates is subject to a maximum equal to the principal balance of the Class A
Certificates. The Counterparty will be obligated to make monthly payments to the
Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds
10.50%. The Yield Maintenance Agreement will terminate after the Distribution
Date in March 2017. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class A Certificates.

                             RBS GREENWICH CAPITAL

                                        Yield Maintenance Agreement Schedule and Strike Rates
                                                       For Class A Certificates

 Period     Notional Bal     Cap      Period   Notional Bal     Cap      Period   Notional Bal    Cap     Period   Notional    Cap
                ($)         Strike(%)             ($)         Strike(%)               (%)      Strike(%)           Bal ($)     Strike(%)
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    1           N/A           N/A       40     293,384,038    9.53890     79      138,012,377   9.53888     118    64,120,873   9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    2       644,612,946     9.53892     41     287,799,763    9.53890     80      135,349,965   9.53888     119    62,859,492   9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    3       631,750,564     9.53892     42     282,320,210    9.53890     81      132,737,834   9.53888     120    61,622,173   9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    4       619,128,674     9.53892     43     276,943,430    9.53890     82      130,175,044   9.53888     121    60,408,464   9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    5       606,742,816     9.53892     44     271,667,512    9.53890     83      127,660,675   9.53888     122    59,217,921   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    6       594,588,615     9.53892     45     266,490,578    9.53890     84      125,193,822   9.53888     123    58,050,109   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    7       582,661,776     9.53892     46     261,410,788    9.53890     85      122,773,598   9.53888     124    56,904,601   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    8       570,958,084     9.53892     47     256,426,332    9.53890     86      120,399,130   9.53888     125    55,780,979   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
    9       559,473,400     9.53891     48     251,535,436    9.53890     87      118,069,565   9.53888     126    54,678,830   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   10       548,203,665     9.53891     49     246,736,360    9.53890     88      115,784,062   9.53888     127    53,597,752   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   11       537,144,892     9.53891     50     242,027,393    9.53890     89      113,541,799   9.53888     128    52,537,348   9.53884
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   12       526,293,170     9.53891     51     237,406,859    9.53890     90      111,341,967   9.53888     129    51,497,230   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   13       515,644,659     9.53891     52     232,873,110    9.53890     91      109,183,774   9.53888     130    50,477,016   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   14       505,195,590     9.53891     53     228,424,531    9.53890     92      107,066,439   9.53887     131    49,476,332   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   15       494,942,265     9.53891     54     224,059,537    9.53890     93      104,989,200   9.53887     132    48,494,810   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   16       484,881,053     9.53891     55     219,776,569    9.53890     94      102,951,307   9.53887     133    47,532,091   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   17       475,008,392     9.53891     56     215,574,101    9.53890     95      100,952,023   9.53887     134    46,587,820   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   18       465,320,784     9.53891     57     211,450,633    9.53890     96      98,990,626    9.53887     135    45,661,650   9.53883
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   19       455,814,797     9.53891     58     207,404,694    9.53890     97      97,066,408    9.53887     136    44,753,240   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   20       446,487,062     9.53891     59     203,434,838    9.53890     98      95,178,673    9.53887     137    43,862,256   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   21       437,334,273     9.53891     60     199,539,649    9.53890     99      93,326,738    9.53887     138    42,988,370   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   22       428,353,185     9.53891     61     195,717,735    9.53890     100     91,509,933    9.53887     139    42,131,260   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   23       419,540,612     9.53891     62     191,967,731    9.53889     101     89,727,600    9.53887     140    41,290,610   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   24       410,893,429     9.53891     63     188,288,297    9.53889     102     87,979,094    9.53887     141    40,466,110   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   25       402,408,567     9.53891     64     184,678,116    9.53889     103     86,263,782    9.53886     142    39,657,455   9.53882
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   26       394,083,014     9.53891     65     181,135,899    9.53889     104     84,581,042    9.53886     143    38,864,346   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   27       385,913,816     9.53891     66     177,660,377    9.53889     105     82,930,265    9.53886     144    38,086,491   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   28       377,898,072     9.53891     67     174,250,308    9.53889     106     81,310,850    9.53886     145    37,323,603   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   29       370,032,934     9.53891     68     170,904,472    9.53889     107     79,722,211    9.53886     146    36,575,398   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   30       362,315,607     9.53891     69     167,621,669    9.53889     108     78,163,771    9.53886     147    35,841,600   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   31       354,743,350     9.53891     70     164,400,726    9.53889     109     76,634,964    9.53886     148    35,121,936   9.53881
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   32       347,313,471     9.53891     71     161,240,487    9.53889     110     75,135,235    9.53886     149    34,416,141   9.53880
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   33       340,023,327     9.53891     72     158,139,820    9.53889     111     73,664,039    9.53886     150    33,723,953   9.53880
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   34       332,870,325     9.53891     73     155,097,615    9.53889     112     72,220,840    9.53886     151    33,045,114   9.53880
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   35       325,851,922     9.53891     74     152,112,780    9.53889     113     70,805,114    9.53885     152    32,379,372   9.53880
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   36       318,965,618     9.53891     75     149,184,245    9.53889     114     69,416,345    9.53885     153    31,726,481   9.53880
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   37       312,208,963     9.53891     76     146,310,958    9.53889     115     68,054,028    9.53885     154    31,086,197   9.53879
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   38       305,579,551     9.53891     77     143,491,890    9.53889     116     66,717,667    9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------
   39       299,075,020     9.53891     78     140,726,027    9.53888     117     65,406,775    9.53885
---------- --------------- ---------- ------- --------------- --------- -------- -------------- --------- -------- ----------- -----------

                             RBS GREENWICH CAPITAL

Allocation of Realized Losses: Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate
Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero;
second, to the Class A Certificates until the class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the
Certificates (other than the Class X Certificates) on a pro rata basis.

Certificates Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, at the related Certificate
Interest Rate, from the Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any reduction in the Deferred Interest amount allocated to the interest only component of the Class X Certificates);

2) Class R Certificates, Class A Certificates and the principal only component of the Class X Certificates, sequentially, from the Mortgage Loans, until the principal balance of such Class (or the principal only component in the case of the Class X Certificates) has been reduced to zero;

3) Class A Certificates, to pay the Carryover Shortfall Amount, (after giving effect to payments received from the YMA), if any;

4) Class B-1 Certificates, accrued and unpaid interest at the Class B-1
Certificate Interest Rate;

5) Class B-1 Certificates, principal allocable to such Class;

6) Class B-2 Certificates, accrued and unpaid interest at the Class B-2
Certificate Interest Rate;

7) Class B-2 Certificates, principal allocable to such Class;

8) Class B-3 Certificates, accrued and unpaid interest at the Class B-3
Certificate Interest Rate;

9) Class B-3 Certificates, principal allocable to such Class;

10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

11) Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Deferred Interest allocated to such Class of
Certificates on such Distribution Date.

                             RBS GREENWICH CAPITAL

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by
Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the
Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the
Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                                       10

                             RBS GREENWICH CAPITAL

  This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as an underwriter in connection with the proposed transaction.

                                                        Yield Tables (%)

          Class A to Optional Call Date

          --------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       12% CPR       15% CPR      20% CPR       30% CPR      40% CPR
          ==============================================================================================================
             100-00
          ==============================================================================================================
          WAL (yr)                        17.95         6.00          4.95         3.77          2.44         1.73
          MDUR (yr)                       15.30         5.54          4.62         3.57          2.35         1.68
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    352           222          187           145           95           68
          --------------------------------------------------------------------------------------------------------------

          Class A to Maturity Date
          --------------------------------------------------------------------------------------------------------------
          Flat Price                      0% CPR       10% CPR      15% CPR       20% CPR      30% CPR       40% CPR
          ==============================================================================================================
             100-00
          ==============================================================================================================
          WAL (yr)                        18.07         6.19          5.14         3.94          2.56         1.81
          MDUR (yr)                       15.38         5.68          4.77         3.70          2.45         1.75
          First Prin Pay                    1             1            1             1            1             1
          Last Prin Pay                    479           479          479           479          479           479
          --------------------------------------------------------------------------------------------------------------

       (1) The tables above assume that the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred
           Interest is created.

                                       11

                             RBS GREENWICH CAPITAL

                         Effective Net WAC Cap(1)(2)(3)

The Effective Net WAC Cap for the Class A Certificates will be equal to 3.52397%
for the first Distribution Date and 10.50000% for every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2) Assumes proceeds from the related Yield Maintenance Agreement are included.

(3) Assumes the borrowers on the Mortgage Loans always make a fully amortizing payment each month and no Deferred Interest is created.

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                            WaMu Mortgage Pass-Through Certificates
                                                        Series 2004-AR6
                                                         Mortgage Loans
                                      Preliminary Collateral Information As of May 1, 2004

TOTAL CURRENT BALANCE:                    696,718,823
TOTAL ORIGINAL BALANCE:                   699,776,241

NUMBER OF LOANS:                                1,366

                                                                            Minimum                      Maximum
AVG CURRENT BALANCE:                      $510,043.06                   $264,135.48                $1,496,563.72
AVG ORIGINAL AMOUNT:                      $512,281.29                   $333,750.00                $1,500,000.00

WAVG GROSS COUPON:                              3.832%                      3.225%                     4.575%
WAVG GROSS MARGIN:                              2.607%                      2.000%                     3.350%
WAVG MAX INT RATE:                              9.964%                      9.700%                    12.350%

WAVG ORIGINAL LTV:                              69.52%                      11.76%                     90.00%
WAVG NEG AM LIMIT:                            124.489%                    110.000%                   125.000%
WAVG PAYMENT CAP:                               7.500%                      7.500%                     7.500%
WAVG FICO SCORE:                                  724                           621                          820

WAVG ORIGINAL TERM:                               365  months                   180  months                  480  months
WAVG REMAINING TERM:                              364  months                   179  months                  479  months
WAVG SEASONING:                                     2  months                     1  months                   18  months

WAVG NEXT RATE RESET:                               1  months                     1  months                    1  months
WAVG RATE ADJ FREQ:                                 1  months                     1  months                    1  months
WAVG FIRST RATE ADJ:                                1  months                     1  months                    3  months

WAVG PREPAY OTERM:                                 18  months                    12  months                   36  months

NEG AM LOANS CONC ($):               100.00 % Negative Amortization
TOP STATE CONC ($):                  63.29 % California, 4.57 %Florida, 3.41 %New York
MAXIMUM ZIP CODE CONC ($):           0.84% 92651

FIRST PAY DATE:                                                        Dec 01, 2002                 May 01, 2004
RATE CHG DATE:                                                         Jun 01, 2004                 Jun 01, 2004
MATURE DATE:                                                           Apr 01, 2019                 Apr 01, 2044

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
CURRENT BALANCE:                        Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 264,135- 300,000                                      3                815,523.38                   0.12
 300,001- 400,000                                    440            161,166,170.93                  23.13
 400,001- 500,000                                    392            176,854,979.72                  25.38
 500,001- 600,000                                    245            134,576,965.45                  19.32
 600,001- 700,000                                    165            107,647,981.34                  15.45
 700,001- 800,000                                     51             37,442,685.74                   5.37
 800,001- 900,000                                     16             13,477,462.52                   1.93
 900,001- 1,000,000                                   15             14,844,587.25                   2.13
 1,000,001- 1,100,000                                 11             11,780,968.04                   1.69
 1,100,001- 1,200,000                                  5              5,869,777.44                   0.84
 1,200,001- 1,300,000                                  6              7,537,225.59                   1.08
 1,300,001- 1,400,000                                  4              5,399,407.89                   0.77
 1,400,001- 1,496,564                                 13             19,305,087.29                   2.77
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                                                       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
GROSS COUPON:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
3.225-3.250                                            4              1,832,830.84                   0.26
3.251-3.500                                           31             15,720,351.18                   2.26
3.501-3.750                                          438            224,991,608.55                  32.29
3.751-4.000                                          642            332,253,986.71                  47.69
4.001-4.250                                          247            120,133,956.83                  17.24
4.251-4.500                                            3              1,430,717.01                   0.21
4.501-4.575                                            1                355,371.46                   0.05
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
GROSS MARGIN:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
2.000-2.000                                            4              1,832,830.84                   0.26
2.001-2.250                                           30             15,047,180.47                   2.16
2.251-2.500                                          425            217,892,575.98                  31.27
2.501-2.750                                          654            339,232,709.39                  48.69
2.751-3.000                                          249            120,927,437.43                  17.36
3.001-3.250                                            3              1,430,717.01                   0.21
3.251-3.350                                            1                355,371.46                   0.05
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
MAX INT RATE:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
9.700-9.750                                            1                374,031.56                   0.05
9.751- 10.000                                      1,299            659,481,021.37                  94.66
 10.001- 10.250                                       35             24,462,486.85                   3.51
 10.251- 10.500                                       30             12,066,530.80                   1.73
 12.251- 12.350                                        1                334,752.00                   0.05
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
NEG AM LIMIT:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 110.000                                              43             23,743,445.06                   3.41
 125.000                                           1,323            672,975,377.52                  96.59
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
ORIGINAL TERM:                          Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 180                                                   1                608,907.03                   0.09
 360                                               1,303            663,996,768.78                  95.30
 480                                                  62             32,113,146.77                   4.61
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
REMAINING TERM:                         Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 179- 180                                              1                608,907.03                   0.09
 337- 348                                             28             10,340,767.42                   1.48
 349- 360                                          1,275            653,656,001.36                  93.82
 361 -479                                             62             32,113,146.77                   4.61
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
SEASONING:                              Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
1-6                                                1,338            686,378,055.16                  98.52
13-18                                                 28             10,340,767.42                   1.48
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
NEXT RATE RESET:                        Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 1                                                 1,366            696,718,822.58                 100.00
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
RATE ADJ FREQ:                          Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
1                                                  1,366            696,718,822.58                 100.00
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
FIRST RATE ADJ*:                        Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
1                                                  1,365            696,327,495.99                  99.94
3                                                      1                391,326.59                   0.06
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================
*None of the Mortgage Loans currently have a fixed rate.
                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
RATE CHANGE DATE:                       Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 06/01/04                                          1,366            696,718,822.58                 100.00
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
ORIGINAL LTV:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
11.76-15.00                                            2              1,775,899.65                   0.25
15.01-20.00                                            1              1,097,480.06                   0.16
20.01-25.00                                            3              1,579,798.10                   0.23
25.01-30.00                                            3              1,463,448.95                   0.21
30.01-35.00                                            5              2,630,738.30                   0.38
35.01-40.00                                           13              7,965,824.84                   1.14
40.01-45.00                                           27             15,857,124.34                   2.28
45.01-50.00                                           41             27,007,951.10                   3.88
50.01-55.00                                           61             32,321,314.51                   4.64
55.01-60.00                                           93             54,811,355.99                   7.87
60.01-65.00                                          111             67,191,603.38                   9.64
65.01-70.00                                          133             63,670,982.10                   9.14
70.01-75.00                                          352            173,209,322.36                  24.86
75.01-80.00                                          504            239,200,425.03                  34.33
80.01-85.00                                            6              2,412,710.41                   0.35
85.01-90.00                                           11              4,522,843.46                   0.65
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
FICO SCORE:                             Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 621- 640                                             30             13,568,744.36                   1.95
 641- 660                                             48             23,668,452.94                   3.40
 661- 680                                             65             30,450,474.88                   4.37
 681- 700                                            298            154,583,041.96                  22.19
 701- 720                                            233            120,679,451.98                  17.32
 721- 740                                            208            105,292,303.76                  15.11
 741- 760                                            203            102,990,407.71                  14.78
 761- 780                                            167             87,110,314.81                  12.50
 781- 800                                             95             48,613,025.77                   6.98
 801- 820                                             19              9,762,604.41                   1.40
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
DOCUMENTATION:                          Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Full Documentation                                  413            203,694,572.02                  29.24
 Reduced Documentation                               953            493,024,250.56                  70.76
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
AMORTIZATION:                           Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Fully Amortizing                                  1,366            696,718,822.58                 100.00
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
OCCUPANCY:                              Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Primary                                           1,272            650,929,247.70                  93.43
 Second Home                                          66             35,448,807.46                   5.09
 Investor                                             28             10,340,767.42                   1.48
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
PROPERTY TYPE:                          Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Single Family                                     1,235            633,009,081.90                  90.86
 Condominium                                         107             49,584,304.37                   7.12
 Two-Four Family                                      23             13,606,627.55                   1.95
 Co-op                                                 1                518,808.76                   0.07
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
PURPOSE:                                Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Cash Out Refinance                                  637            329,039,890.95                  47.23
 Purchase                                            491            246,609,822.74                  35.40
 Rate/Term Refinance                                 238            121,069,108.89                  17.38
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================

The information contained herein has been prepared solely for the use of
Greenwich Capital Markets, Inc. and has not been independently verified by
Greenwich Capital Markets, Inc.Accordingly, Greenwich Capital Markets, Inc.
makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents
hereof.Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                        % of Aggregate
                                                               Principal Balance       Principal Balance
                                           Number of           Outstanding as of       Outstanding as of
STATES:                                 Mortgage Loans         the Cut-off Date        the Cut-off Date
-----------------------------------    ------------------    ----------------------   --------------------
 Arizona                                              13              6,981,536.32                   1.00
 California                                          863            440,965,058.70                  63.29
 Colorado                                             37             19,936,049.14                   2.86
 Connecticut                                          26             15,570,276.47                   2.23
 Delaware                                              3              1,125,772.60                   0.16
 District of Columbia                                  5              2,569,746.18                   0.37
 Florida                                              67             31,842,637.05                   4.57
 Georgia                                               9              4,858,043.17                   0.70
 Idaho                                                 3              2,095,238.36                   0.30
 Illinois                                             35             16,756,200.89                   2.41
 Kentucky                                              1                527,007.50                   0.08
 Maine                                                 2                692,692.71                   0.10
 Maryland                                             25             12,648,748.01                   1.82
 Massachusetts                                        32             16,875,812.56                   2.42
 Michigan                                             24             11,526,064.56                   1.65
 Minnesota                                             9              4,366,483.50                   0.63
 Montana                                               1                497,505.68                   0.07
 Nevada                                               18              8,560,326.38                   1.23
 New Hampshire                                         3              1,321,490.98                   0.19
 New Jersey                                           37             19,009,643.05                   2.73
 New Mexico                                            3              1,398,435.30                   0.20
 New York                                             43             23,743,445.06                   3.41
 North Carolina                                       11              5,464,386.36                   0.78
 Ohio                                                  6              2,921,018.62                   0.42
 Oregon                                                4              2,177,845.60                   0.31
 Pennsylvania                                         11              5,148,040.82                   0.74
 Rhode Island                                          2              1,846,013.17                   0.26
 South Carolina                                        2                798,290.64                   0.11
 Tennessee                                             1                363,166.13                   0.05
 Texas                                                 7              3,091,945.67                   0.44
 Utah                                                  1                673,521.47                   0.10
 Vermont                                               1                748,310.42                   0.11
 Virginia                                             27             12,472,979.82                   1.79
 Washington                                           33             16,530,438.98                   2.37
 Wisconsin                                             1                614,650.71                   0.09
-----------------------------------    ------------------    ----------------------   --------------------
Total                                              1,366            696,718,822.58                 100.00
===================================    ==================    ======================   ====================